9

Exhibit 5
Form 10-KSB
Mountain Oil, Inc.

 $5,000                                                   No. 023
AMOUNT
                       MOUNTAIN OIL, INC.

                    7% Convertible Debenture
                       Due March 31, 2002

      MOUNTAIN  OIL,  INC.,  a  corporation  duly  organized  and existing under the laws of the state of Utah (hereinafter referred to as the "Company"), for value received, hereby promises to pay to __________________ or registered assigns, the registered holder hereof, the principal sum of _______________ Dollars ($______) on March 31, 2002, upon presentation and surrender of the Debenture at the offices of the Company at 3954 East 200 North (East Highway 40) Ballard, Utah 84066, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, and to pay monthly in like lawful tender interest on the unpaid principal at a rate per annum (calculated on the basis of the actual number of days elapsed in a 365-day year) equal to 7% (subject to adjustment as provided below), from and after the date of issuance or from the most recent interest accrual date for which interest has been paid or duly provided for, as the case may be.

     This Debenture is subject to the following further terms and material provisions:

      1. Series. This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 7% Convertible Debentures Due March 31, 2002 (herein called the
"Debentures"), limited in aggregate principal amount to One Million Dollars ($1,000,000), issued and to be issued pursuant to the terms contained herein (the "Series"). These Debentures shall not be issued in amounts less than One Thousand Dollars ($1,000).

      2. Term. The date of maturity of the Debenture shall be March 31, 2002 (the "Maturity Date").

      3. Payment. The principal on the Debenture shall be payable at the offices of the Company. Each payment of accrued interest shall be made on or before the thirtieth day following the end of each calendar month after the date hereof until the final payment of interest on the date the principal is paid or made available for payment. The interest so payable will, as provided below, be paid to the person in whose name this Debenture is registered at the close of business on the regular payment date for such interest. The interest will be paid by check mailed to the last known address of the person in whose name the Debenture is registered by the 30th day of the month after which such interest payment is due or if no such address is listed at the office of the Company.

      4. Conversion. Subject to, and in compliance with, the provisions contained herein, the holder of the Debenture is entitled, at holder's option, at any time after September 1, 2000 and before the Maturity Date (or in case this Debenture or some portion hereof shall be called for repayment prior to such date, then until and including, but not after, the close of business within 30 days of the date of notice of repayment), to convert all or any portion of the principal amount of this

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Debenture  into  fully paid and non-assessable shares  of  common stock, no par value ("Common Stock"), at a conversion ratio of one share of Common Stock for each $1.50 of the principal amount of the Debenture. Conversion shall be effected by surrender of this Debenture, duly endorsed (if so required by the Company), to the Company at its offices in Ballard, Utah, accompanied by written notice of conversion specifying the amount of the principal of the Debenture to be converted. On conversion, no adjustment for interest is to be made, but if any holder surrenders a Debenture for conversion after the end of a calendar year and before the end of the then current year, the holder of such Debenture when surrendered for conversion shall be entitled to payment in cash of the interest accrued to the date of conversion,  which  shall be paid on the  next  interest  payment
date.   No fractional shares will be issued upon conversion,  but
if the conversion results in a fractional interest, an amount equal to the market value of such fractional interest, will be paid in cash. The conversion price and number of Shares issued upon conversion of this Debenture may be subject to adjustment from time to time as follows:

          (a) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend in Common Stock, the conversion ratio in effect immediately prior to such record date shall be proportionately increased, such adjustment to become effective immediately after the opening of business on the date following such record date;

          (b) If the Company shall subdivide the outstanding Common Stock into a greater number of shares or combine the outstanding shares into a smaller number of shares, or issue by reclassification any of its shares of Common Stock, the conversion ratio shall be adjusted so that the holder of the Debenture thereafter surrendered for conversion shall be entitled to receive after the occurrence of any of the events described the number of shares of Common Stock to which the holder would have been entitled had such Debenture been converted immediately prior to the occurrence of such event, such adjustment to become effective immediately after the opening of business on the date following the date upon which such subdivision or combination or reclassification, as the case may be, becomes effective;

          (c) Neither the purchase or other acquisition by the Company of any shares of Common Stock, nor the sale or other disposition by the Company of any Common Stock, warrants, or other securities shall affect any adjustment of the conversion price or be taken into account in computing any subsequent adjustment of the conversion price; and

     (d)  If at any time:

                    (i) The Company proposes to pay any dividend payable in shares upon its Common Stock or make any distribution, including a cash or property dividend, out of earnings or earned surplus, to the holders of its shares;

                     (ii) The Company proposes to enter into  any
               plan    of    capital   reorganization    or    of
               reclassification  of  the  Common  Stock  of   the
               Company; or

                     (iii)      The  Company proposes  to  merge,
               consolidate   or   encumber   or   sell   all   or
               substantially all of its assets other than in the ordinary course of business,

                then, in any one or more of said cases, the Company shall cause notice to be mailed to the registered holder of this Debenture at the address of such holder set forth in the registration records of the Company. Such notice shall be solely for the convenience of such registered holder and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Company. Such notice shall be mailed, at least 20 days prior to which the books of the Company shall close, or a record date shall be taken for such dividend, share split or reclassification, consolidation, merger, or sale of properties and assets, as the case may be. Such notice shall specify such record date for the closing of the transfer books.

      5. Prepayment. The Debentures are subject to prepayment at any time after the issue date, upon not less than 30 nor more than 50 days' notice by mail, in whole or in part, at the election of the Company. At any time prior to the date fixed for prepayment set forth in the written notice, the holder may convert the outstanding amount of the Debenture, or any portion thereof, to Common Stock as provided in paragraph 4, above. On the date fixed for prepayment, the Debentures shall cease to bear interest. Upon surrender of the Debenture for repayment in accordance with said notice of prepayment by the Company, the amount of principal and interest due shall be paid in cash or certified funds. Any Debenture that is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment. The obligation of the Company to redeem any Debentures shall be evidenced by a resolution of the board of directors.

       6.     Satisfaction  and  Discharge  of  Debenture.   This
Debenture shall cease to be of further effect (except as  to  any
surviving   rights  of  conversion,  transfer  or   exchange   of
Debentures herein expressly provided for) when,

          (a)  The Company has paid or caused to be paid all sums
          payable   hereunder  by  the  Company,  including   all
          principal  amounts  and  interest  accrued  under   the
          Debenture; and

          (b) All the conditions precedent herein provided for relating to the satisfaction and discharge of this Debenture have been complied with.

      7. Events of Default. "Event of Default" when used herein, whatever the reason for such event of default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body or be caused by the provisions of any paragraph herein means any one of the following events:

     (a) Default in the payment of any interest of any Debenture in this Series when it becomes due and payable, and continuance of such default for a period of 60 days;

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

          (b)   Default  in the payment of the principal  on  any
          Debentures   in  this  Series  when  due,  whether   at
          maturity, upon prepayment by declaration, or otherwise;

          (c) Default in the performance or breach of any covenant or warranty of the Company (other than a covenant or warranty the default or breach of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the holders of 75% or more in principal amount of the outstanding Debentures in this Series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder;

          (d) The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order not stayed and in effect for a period of 60 consecutive days; or

          (e) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such actions.

      8. Acceleration of Maturity. If an event of default occurs and is continuing then, in every such case, the holders of 75% in principal amount of the outstanding Debentures in this Series may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At any time after such declaration of acceleration has been made and before a judgment or decree for payment of money due has been obtained by the holders, the holders of 75% in principal amount of the Debentures in this Series outstanding, by written notice to the Company, may rescind and annul such declaration and its consequences if all events of default, other than the non-payment of the principal of Debentures which have become due solely by such acceleration, have been cured or waived as provided below. No such rescission shall affect any subsequent default or impair any right consequent thereon.

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

      9. Suits for Enforcement. If an event of default occurs and is continuing, the holders of 75% in principal amount of the outstanding Debentures in this Series may, in their discretion, proceed to protect and enforce their rights by such appropriate judicial proceedings as the holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement under this Debenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      10. Limitation on Suits. No holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Debenture, or for the appointment of a receiver or trustee, or for any remedy hereunder, except as specifically provided herein. The holder understands and acknowledges that no one or more holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provisions of this Debenture or otherwise to effect, disturb, or prejudice the right of any other holders of Debentures, or to obtain or to seek to obtain priority or preference over any other holders or to enforce any right under this Debenture, except in the manner herein provided and for the equal and ratable benefit of all the holders of Debentures.

     11. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Debenture, the holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Debenture on the respective stated maturity dates expressed in such Debenture (or, in the case of prepayment, on the prepayment date) and, subject to the provisions hereof, to institute suit for the enforcement of any such payment and the right to convert such Debenture in accordance with paragraph 4, and to institute suit for the enforcement of such right to convert, and such right shall not be impaired without the consent of such holder.

      12. Corporate Obligation. No recourse under or upon any obligation, covenant, or agreement contained in this Debenture, or of any claim based thereon or otherwise in respect thereof, shall be had against any officer, director, or controlling shareholder of the Company, past or present, or of any subsidiary corporation, either directly or through the Company or any successor corporation, it being expressly understood that this Agreement is solely a corporate obligation of the Company.

      13. Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Debenture to be given or taken by the holder hereof or by the holders of the Debentures in this Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by their agent or attorney-in-fact, duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein. Such instrument or instruments and the action embodied therein or evidenced thereby, are herein sometimes referred to as the "act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Debenture if the fact and date of execution by any person of any such instrument or writing is verified by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgements. Any request, demand, authorization, direction, notice, consent, waiver, or other action by the holder of any Debenture shall bind every Debenture holder of the same Debenture and the holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by any person in reliance thereon, whether or not notation of such action is made upon such Debenture.

      14. Notices to Holders; Waiver. Where this Debenture provides for notice to holders of any event, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to each holder affected by such event, at his address as it appears in the Debenture register maintained by the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to holders of other Debentures issued in this Series. Where this Debenture provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the holders of the Debentures of this Series in the manner for giving notices set forth herein), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Debenture provides for notice, such notice may be waived in writing by the person entitled to receive such notice, either before or after the date on which the person entitled to receive such notice and either before or after the event, and such waiver shall be the equivalent of such notice.

      15.   Restrictions.   The  holder  of  this  Debenture,  by
acceptance hereof, both with respect to the Debenture and the Common Stock issuable upon conversion of the Debenture, agrees and acknowledges that:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

      16. Modification. The Company, with the consent of the holders of not less than the majority in aggregate principal amount of the Debentures, may modify or amend the provisions of the Debenture or any supplemental Debenture, or the rights of the holders of the Debenture, provided, however:
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

          (a) That no such modification shall: extend the fixed maturity of any Debentures; reduce the principal amount thereof; reduce the rate or extend or accelerate the time of payment of interest thereon; or reduce any premium payable upon the redemption thereof; and

          (b) That any provisions which would have an adverse affect upon less than all the holders of Debentures must be consented to by holders of not less than the majority in aggregate principal amount of said Debentures so affected.

In addition, the Company may execute, without the consent of any Debenture holder, any supplemental Debenture: evidencing the succession of another corporation to the Company; adding to the covenants of the Company; curing ambiguities, defects, or inconsistencies in the Debenture or any supplemental Debentures; and issuing additional debentures in a different series.

      17. Subordination. The Company covenants and agrees, and each holder (and each person holding any Debenture, whether upon original issue, or upon transfer, assignment or exchange thereof) of the Debentures, by its acceptance thereof, likewise covenants and agrees that: (i) the payment of the principal of, and interest on, the Debentures by the Company shall be subordinated and junior in right of payment to the prior payment in full, in cash or cash equivalents, of all senior indebtedness now existing or hereafter created; and (ii) the subordination is for the benefit of, and shall be relied upon and be enforceable directly by, the holders of senior indebtedness. The Company and each holder hereby agree not to amend, modify or change in any manner any provision of this Debenture so that the terms and conditions hereof, as so amended, modified or changed, are less favorable to the holders of the senior indebtedness than the terms hereof on the issue date, without the prior written consent of the necessary holders of senior indebtedness. For purposes of the Debentures, "senior indebtedness" shall mean all indebtedness of the Company now existing or hereafter incurred, whether secured or unsecured, which by its terms is superior in right of payment to the Debentures. Each of the holders of the Debentures by such holders' acceptance thereof authorizes and expressly directs the Company on its behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Debentures and the holders of senior indebtedness, the subordination provisions contained herein, and appoints the Company such holders' attorney-in-fact for such purpose.

      18. Severability. In case any provision in this Debenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     19. Governing Law. This Debenture shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. The holder hereby irrevocably agrees that any legal suit, action, or proceeding arising out of or relating to this Debenture shall only be instituted in any state or federal court in the state of Utah.

      20. Legal Holidays. In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Debenture) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.
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

      21. Delay or Omission; No Waiver. No delay or omission of any holder of any Debenture to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or an acquiescence therein. Every right or remedy given hereby or any law may be exercised from time to time, and as often as may be deemed expedient.

      DATED this ________ day of _______________________________,
2000.

                                   MOUNTAIN OIL, INC.



By__________________________________
                                        Duly Authorized Officer

                         Conversion Form

       The undersigned hereby irrevocable elects to convert ______________________________ in principal amount of the
Debenture represented by the within instrument to common Stock of Mountain Oil, Inc., and requests that the certificate(s) for such shares be delivered to:
_________________________________________________________________
______________
_________________________________________________________________
______________
_________________________________________________________________
______________
and if the principal amount of the Debenture converted shall not be all of the principal amount represented by the within instrument, that the instrument be returned to the undersigned with notation of the conversion and resulting reduction in principal at:
_________________________________________________________________
______________
_________________________________________________________________
______________
_________________________________________________________________
______________.

            Dated        _______________________________________,
_______________.



____________________________________

In presence of
_________________________________________

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